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                    ACKNOWLEDGMENT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
Provident Companies, Inc.


We are aware of the incorporation by reference in the Registration Statement Form S-3 No. 333-08187 dated August 2, 1996 of UNUM Corporation and in the related Prospectus of our report dated November 10, 1998 relating to the unaudited condensed consolidated interim financial statements of Provident Companies, Inc. that are included in this Form 8-K.

Pursuant to Rule 436(c) of the Securities Act of 1933 our reports are not a part of the registration statement prepared or certified by accountants within the meaning of Section 7 or 11 of the Securities Act of 1933.



                                              /s/ERNST & YOUNG LLP

Chattanooga, Tennessee
December 10, 1998